The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

Preliminary Structural and Collateral Term Sheet

Features of the Transaction
- Offering consists of approximately 610mm of Senior Certificates expected to be rated AAA by 2 of the 4; S&P, Moody's, Fitch, Dominion.
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction
- There are approximately 4 groups of Senior Certificates, which may vary.
- The Credit Support for the Senior Certificates of Pools 1, 2, 3, & 4 is
Cross-Collateralized, with respect to losses

Key Terms
Issuer :	J.P.Morgan Mortgage Trust
Underwriter :	J.P.Morgan Securities, Inc.
Depositor :	J.P. Morgan Acceptance Corp. I
Master Servicer:	Wells Fargo
Trustee:	Wachovia Bank
Type of Issuance:	Public
Servicer Advancing:	Yes, Subject to Recoverability.
Compensating Interest:	Paid, But Capped.
Clean-Up Call / Optional Termination:	5% clean-up call (aggregate portfolio)
Legal Investment:	The Senior Certificates are
SMMEA Eligible at Settlement.
ERISA Eligible:	The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment:	REMIC
Structure:	Senior/Subordinate w/ Shifting Interest
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:	6.5% +/- .50%
Rating Agencies:	At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration:	Senior Certificates - DTC

Time Table
Cut-Off Date	September 1, 2005
Settlement Date	September 30, 2005
First Distribution Date	October 25, 2005
Distribution Date	25th or Next Business Day

JPMSI Contact Information
Trading/Structuring	Greg Boester
	Tom Scudese	212.834.2499
	Marc Simpson

Preliminary Mortgage Pool Data (approximate)
	Pool 1	Pool 2	Pool 3
Collateral Type	3Yr Hybrid	5Yr Hybrid	7Yr Hybrid
	ARMs	ARMs	ARMs
Outstanding Principal Balance	195,932,301	230,521,866	109,624,958
Number of Mortgage Loans	629	896	381
Average Principal Balance	311,861	257,588	287,762
Weighted Average Net Mortgage Rate	5.427%	5.650%	5.756%
Weighted Average Maturity	358	358	359
Weighted Average Seasoning	2	2	1
Weighted Average Months to Roll	33	58	83
ARM Index	LM6(63%),LY1(37%)	LY1(86%),LM6(14%)	LY1(97%),LM6(2%)
			CMT(0%)

Weighted Average Gross Margin	2.27	2.25	2.25
Initial Periodic Rate Cap	2.07	5.00	5.00
Subsequent Periodic Rate Cap	1.37	1.86	1.98
Lifetime Rate Cap	6.00	5.00	5.00
Weighted Average Loan-to-Value	79%	78%	78%
Weighted Average FICO Score	719	717	714
Geographic Distribution	CA(55%),FL(5%)	CA(34%),FL(14%)	CA(34%),FL(8%)
Percent Owner Occupied	93%	86%	84%
Percent Single Family / PUD	85%	77%	80%
Interest Only	94%	75%	84%
Primary Servicer	GreenPoint,PHH	PHH,GreenPoint	PHH,GreenPoint

Preliminary Mortgage Pool Data (approximate)
Pool 4
Collateral Type	10Yr Hybrid
ARMs
Outstanding Principal Balance	117,327,754
Number of Mortgage Loans	351
Average Principal Balance	337,871
Weighted Average Net Mortgage Rate	5.662%
Weighted Average Maturity	356
Weighted Average Seasoning	4

Weighted Average Months to Roll	116
ARM Index	LY1(99%),LM6(1%)
Weighted Average Gross Margin	2.25
Initial Periodic Rate Cap	5.00
Subsequent Periodic Rate Cap	1.99
Lifetime Rate Cap	5.00
Weighted Average Loan-to-Value	74%
Weighted Average FICO Score	718
Geographic Distribution	CA(43%),NY(10%)
Percent Owner Occupied	86%
Percent Single Family / PUD	84%
Interest Only	96%
Primary Servicer	PHH,GreenPoint

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

J.P. Morgan Mortgage Trust 2005-ALT1

Mortgage Pass-Through Certificates, Series 2005-ALT1

Deal Summary Report

Assumptions	Collateral
Settlement	30-Sep-05	Prepay	25 CPR	Balance	WAC	WAM	Age
1st Pay Date	25-Oct-05	Default	0 CDR	653,406,878.55	5.944	358	2
Recovery	months	WAL
Severity	0%	3.43
Tranche	Rating	Balance	Coupon	Principal	Avg	Dated	Notes
Name	Window	Life	Date
FLT	184,176,363.07	4.0983	10/05 - 08/35	3.24	01-Sep-05	FLT
SUBS	39,204,412.71	5.6030	10/05 - 08/35	6.04	01-Sep-05	WAC
SNR_2	216,690,554.21	5.6501	10/05 - 07/10	2.51	01-Sep-05	WAC
SNR_3	103,047,460.06	5.7559	10/05 - 08/12	2.87	01-Sep-05	WAC
SNR_4	110,288,088.50	5.6618	10/05 - 05/15	3.13	01-Sep-05	WAC
X	184,176,363.07	1.3287	10/05 - 08/35	3.24	01-Sep-05	WAC_IO

Yield Curve swap curve
Mat 3MO 6MO 2YR 5YR 10YR 30YR 3mo 6mo 1yr 2yr 3yr 4yr 5yr 7yr
Yld 3.519 3.808 3.976 4.037 4.175 4.396 3.87 4.08 4.31 4.331 4.353 4.378 4.396 4.453

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.